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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 13, 2004
Date of Report (Date of earliest event reported)

CROWN MEDIA HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	000-30700	84-1524410
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6430 S. Fiddlers Green Circle, Suite 225
Greenwood Village, Colorado 80111
(Address of Principal Executive Offices)

(303) 220-7990
Registrant's telephone number, including area code

Item 5. Other Events.

        Attached as an exhibit to this Current Report on Form 8-K is a press release dated April 13, 2004, in which Crown Media Holdings, Inc. announces that it has decided to explore strategic alternatives for its international business.

Item 7. Financial Statements and Exhibits.

        The following exhibit is filed with this Report:

Exhibit No.	Document
99	Press Release of Crown Media Holdings, Inc. dated April 13, 2004.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN MEDIA HOLDINGS, INC. (Registrant)
Date April 13, 2004	By:	/s/ WILLIAM J. ALIBER William J. Aliber Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Document
99	Press Release of Crown Media Holdings, Inc. dated April 13, 2004.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX